Nationwide Mutual Funds
Nationwide Enhanced Income Fund

Supplement dated June 7, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on March 28, 2013, the Board approved the termination of Morley Capital Management, Inc. as a subadviser to the Nationwide Enhanced Income Fund (the “Fund”), and approved the appointment of HighMark Capital Management, Inc. (“HighMark”) to subadvise the Fund.  This change is anticipated to take effect on or about June 17, 2013 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading “Portfolio Management – Subadviser” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

HighMark Capital Management, Inc. (“HighMark”)

b.	The information under the heading “Portfolio Management – Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
E. Jack Montgomery	Vice President and Director of Fixed-Income, HighMark	Since 2013
Jeffrey Klein	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
Gregory Lugosi	Vice President and Fixed-Income Funds Manager, HighMark	Since 2013
David Wines	Vice President and Chief Fixed Income Officer, HighMark	Since 2013

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about HighMark.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE